UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

JULY 23, 2020

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California		91320-1799
(Address of principal executive offices)		(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The NASDAQ Global Select Market LLC
1.250% Senior Notes Due 2022	AMGN22	New York Stock Exchange
2.000% Senior Notes Due 2026	AMGN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2020, the Board of Directors of Amgen Inc. (the “Company”) appointed Linda H. Louie, age 48, to serve as the Company’s Vice President, Finance and Chief Accounting Officer (“CAO”), effective immediately. Ms. Louie will be the Company’s principal accounting officer; she will not be an executive officer of the Company.

Ms. Louie previously served as the Company’s Executive Director, Accounting since June 2015 and was a Director of Finance at the Company from April 2011 to June 2015. From June 2000 until April 2011, Ms. Louie progressed through various positions of increasing responsibility at the Company. She is a Certified Public Accountant and received her Master of Business Administration from the Fuqua School of Business at Duke University.

In connection with the appointment of Ms. Louie as CAO, the Compensation and Management Development Committee of the Board approved Ms. Louie’s compensation in this role, including: (i) annual base salary of $425,000; (ii) an annual bonus target stated as a percentage of base salary of 40%; and (iii) an award of restricted stock units with a grant date value of $320,000, pursuant to the Company’s standard terms and conditions and subject to Ms. Louie’s continued employment with the Company, bringing her total 2020 equity grant value to $520,000. Ms. Louie does not have an employment agreement with the Company.

Additional Information

There are no family relationships between Ms. Louie and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: July 23, 2020	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Executive Vice President, General Counsel and Secretary